Exhibit 99.1

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the
“Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward-looking statements to reflect events or circumstances after the date of such statement.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors”
section of our Annual Report on Form 10-K for the year ended December 31, 2013.

At 6/30/14
Total Assets $8.4 B
Total Loans $5.9 B
Total Investments $1.7 B
Total Deposits $5.8 B
Tangible Common Equity $716 M
87 branch offices and 4 LPOs in NJ
and Eastern PA
Market Capitalization (8/25/14) $1.0 B
3 Mo. Average Daily Shares Traded
(8/25/14) 192,000
(NYSE:PFS)

EPS Growth Opportunities

Recent expansion in Eastern PA and Western NJ
Growth of Wealth Management Business
Entry into Asset Based Lending
Capital strength to fund accretive acquisitions and stock
buybacks
Expense management remains a priority

Provident Financial Services, Inc.

TeamCapitalBank

now part of

Provident BANK

Commitment you can count on.℠

Sullivan
Pike
PA
Orange
NY
Luzerne
Sussex
Rockland
New Jersey
Columbia
Monroe
Carbon
Bergen
Northampton
Penn
PA
Schuylkill
NJ
Union
Lebanon
Berks
Bucks
Mercer
Montgomery
Bucks
Lancaster
Chester
Ocean
Lancaster
PA
Chester
Delaware
Burlington
Ocean
York
Gloucester
NJ
Cecil
Harford
Salem
NJ
Baltimore
Atlantic
Cumberland
Kent
DE
Kent

Team Capital Acquisition
Announced 12/19/13
Closed 5/30/14
Systems Converted 8/30/14
12 branches: Lehigh Valley (3),
Bucks (2), NJ (7)
$964M FV of Assets Acquired
$634M FV of Loans Acquired
$770M FV of Deposits Acquired
$40M of Goodwill Created
Provident Bank
Team Capital Bank 5

Pennsylvania Market Entry
Team’s Pennsylvania markets have an attractive business climate due to proximity to large markets such as
Philadelphia and New York, lower tax rates and affordable real estate
A large number of Fortune 500 companies have established warehouses and distribution centers within the region, including Amazon, Coca-Cola, WalMart, Nestle and Kraft
This entry positions Provident to take advantage of key demographic trends, including
Lehigh County had the fastest population growth from 2010-2012 across Pennsylvania
Lehigh Valley is the third most populous region in Pennsylvania, while Bucks County has the fourth largest county population
Source:  Pennsylvania State Data Center, 2010 U.S. Census, SNL Financial, Deposit data as of 9/30/13.

Lehigh Valley
1
Bucks County
Pennsylvania
PFS Legacy
Markets
2
Population (2012): 651,240
629,397
12,807,296 577,234
Projected 5 -Year Population Growth: 2.4%
0.7%
1.5% 1.3%
# of Businesses: 23,592
27,664
496,809 22,873
Median Household Income: $55,180
$73,557
$49,167 $69,276
Projected 5-Year HHI Growth: 20.6
14.4
16.3 14.8
Lehigh Valley Pennsylvania region consists of Lehigh and Northampton counties.
Represents median of Provident’s legacy markets.
1.
2.

Financial Impact of Team Acquisition

5% EPS accretion projected in 2015
TBV per share dilution of 3.5% with projected earn-back
< 4 years
IRR > 15%
On track to meet or exceed 25% annualized cost saves

Growing Wealth Management Business

Acquired Beacon Trust in August 2011
wholly owned subsidiary of Provident Bank
AUM at 6/30/14 $1.0 billion
AUA at 6/30/14 including managed ETF indices $2.0 billion
Average revenue per managed dollar 74 bps, compared with
57 bps median for similarly sized firms
Net income contribution projected at $750 thousand for 2014
Actively exploring additional acquisition opportunities

Asset Based Lending

Acquired a team of 3 experienced individuals in August 2014
Acquired a loan book of $47 million in commitments with
outstandings of $25 million
Growth expectations of approximately $20 million in 2015
Generates increased fee income
Enhances credit controls over existing monitored lines

Strong Capital Position / Capital Formation

6/30/2014
Tangible Common Equity 8.90%
Tier 1 Leverage 9.60%
Total Risk-based 12.95%
Dividend payout ratio (last twelve months) 51.72%
Provides ability to pursue accretive acquisitions and/or
repurchase common stock

Expense Management

An historical strength of the current management team:
Efficiency Ratio
6 months Years
2014* 2013 2012 2011 2010
59.84% 57.18% 57.03% 57.31% 57.69%
* Excludes Team Capital acquisition related items and lump sum pension distribution costs.

12/13/10 12/31/11 12/31/12 12/31/13 Enhancing Shareholder Value 12 $0.88 $1.01 $1.18 $1.23 Earnings per Share 12% CAGR $9.47 $9.87 $10.40 $10.92 TBV per Share 5% CAGR

Return of Capital
10% CAGR
$13.19  Average $13.19  Average
Cost per Share Cost per Share
Enhancing Shareholder Value

Regular Dividends
$26.8 M
Regular Dividends
$28.7 M
Regular Dividends
$32.2 M
Special Dividend
$12.0 M
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2011 2012 2013
Stock Repurchases
$4.1 M
Stock Repurchases
$9.4M
Stock Repurchases
$5.9 M
$30.9 M
$50.1 M
$38.2 M

Increasing Profitability
(*in millions)
$49.7
$57.3
$67.3
$70.5
0.73%
0.83%
0.94%
0.97%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
12/31/10 12/31/11 12/31/12 12/31/13
Net Income* ROAA

Increasing Profitability 8.97% 9.81% 10.88% 11.04% 5.46% 6.09% 6.88% 7.08% 12/31/10 12/31/11 12/31/12 12/31/13 ROATE ROAE 15

Capable Risk Management

ERM Process
Diversified Loan Portfolio
Disciplined Loan Growth
Solid Credit Quality
Well-managed Interest Rate Risk
Plain Vanilla Investment Portfolio
$10 billion Threshold Readiness

Diversified Loan Portfolio - 6/30/14
Total Loans: $5.9 billion
Average Loan Yield: 4.25%
Duration:  2.5 years
Residential
21%
Commercial
Mortgage
28%
16%
Commercial
20%
Consumer
11%
Construction
4%
Multi-family

Commercial Real Estate - 6/30/14 Multi-family 36% Retail 20% Office 16% Industrial 11% 3% Residential 3% Hotel 3% Land 1% Other Special Use Mixed Used 6% 1% 18

Asset Quality Trend $135.4 M $ 82.2 M 1.91% 1.53% 1.10% 0.86% 0.52% 0.43% 0.22% 0.10% 2011 2012 2013 6/30/2014 NPAs NPAs/Assets Annualized NCOs $111.5 M $72.3 M 19

Investment Portfolio – 6/30/14
Agency Notes-
Fixed
6%
Corporate
Notes - Fixed
1%
Agency MBS -
ARM
5%
Agency CMBS -
Fixed
1%
Agency MBS -
Fixed
36%
Agency CMO -
Fixed
23%
Municipal
28%
Weighted Average Life:
AFS 3.7 yrs
HTM 5.0 yrs
Combined Duration:  4.1 yrs

Notable Items
IPO 2003
Acquired First Sentinel Bancorp – 2004
Acquired First Morris Bank and Trust – 2007
Acquired Beacon Trust Company – 2011
Acquired Team Capital Bank – 2014
Shifted to a community bank balance sheet
69% commercial loans
85% core deposits
17% CAGR NIB deposits 2010 – 2013
No TARP
No dilutive stock offerings
No debt restructurings
No discounted bulk asset sales
No material credit losses or OTTI charges